SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 12, 2004

Date of Report (Date of Earliest Event Reported)

FTD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-113807	13-3711271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements

Not applicable.

	(b)	Pro Forma Financial Information

Not applicable.

	(c)	Exhibits

		99.1	FTD, Inc. press release, dated May 12, 2004.

Item 12.	Results of Operations and Financial Condition

On May 12, 2004, FTD, Inc. issued a press release announcing its financial results for the third quarter ended March 31, 2004.  A copy of the press release is filed as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.  The information included in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933, or otherwise subject to the liabilities of those sections.  Furnishing this current report on Form 8-K does not constitute an admission by the Company as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.

/s/ Jandy N. Tomy
Jandy N. Tomy
VP, Controller and Treasurer

Date: May 12, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	FTD, Inc press release, dated May 12, 2004.